Exhibit 32A

THE GILLETTE COMPANY
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, the undersigned, James M. Kilts, Chief Executive Officer of The Gillette Company, a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2005	/s/ James M. Kilts ___________________________________ James M. Kilts Chairman of the Board, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to The Gillette Company (the “Company”) and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.